UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2020

SEACOR Holdings Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12289	13-3542736
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Eller Drive, Fort Lauderdale, Florida	33316
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(954) 523-2200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CKH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On August 14, 2020, SEACOR Holdings Inc. (the “Company”) initiated a redemption for all of its outstanding 3.00% Convertible Notes due 2028 (the “Notes”) and instructed Wells Fargo Bank, National Association, as trustee under the indenture (as amended or supplemented) governing the Notes, to issue a redemption notice (the “Notice of Redemption”) to registered holders of the Notes on August 14, 2020.

The Notes will be redeemed on September 14, 2020 (the “Redemption Date”), at a redemption price equal to 100.00% of the principal amount of the Notes being redeemed plus accrued and unpaid interest to, but excluding, the Redemption Date (the “Redemption Price”). Notes held through DTC should be surrendered for redemption in accordance with DTC’s procedures. The Company has been informed that all Notes are held through DTC. Interest on the Notes will cease to accrue on and after the Redemption Date

As a result of delivery of the notice of redemption, holders of the Notes have the right to surrender their Notes for conversion at any time prior to the second Business Day immediately preceding the Redemption Date, in accordance with the procedures set forth in the indenture governing the Notes. The Conversion Rate for the Notes is 12.5892 shares of SEACOR's common stock per $1,000 principal amount of Notes, equivalent to a conversion price of approximately $79.43 per share.

A copy of the press release announcing the redemption is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.
Item 9.01 Financial Statements and Exhibits.
Exhibit No.	Description

99.1	Press Release dated August 14, 2020.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOR Holdings Inc.

By: /s/ William C. Long
Name:	William C. Long
Title	Executive Vice President
Chief Legal Officer and Corporate Secretary

Date: August 14, 2020